UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2010

CKE Restaurants, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(805) 745-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2010, CKE Restaurants, Inc., a Delaware corporation (the "Company") entered into an amendment to the Company’s existing senior credit facility to exclude, from the calculation of consolidated EBITDA for purposes of determining the Company’s compliance with the leverage ratio that the Company shall not permit to be exceeded, for periods prior to the last day of the second fiscal quarter of fiscal year 2011, an amount, not to exceed $21,000,000 in the aggregate, equal to (i) fees and costs, including termination fees, incurred in connection with the previously proposed acquisition of the Company by affiliates of Thomas H. Lee Partners, L.P., and (ii) fees and costs incurred in connection with the currently proposed acquisition of the Company by affiliates of Apollo Management VII, L.P. For purposes of the credit facility, "leverage ratio" means the ratio of (a) consolidated total debt of the Company and its subsidiaries to (b) the consolidated EBITDA of the Company and its subsidiaries for the four consecutive fiscal quarters most recently ended on or prior to such date.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by the full text of the amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On May 26, 2010, the Company issued a press release announcing the Company's same-store sales for the four weeks and fiscal quarter ended May 17, 2010, and approximate consolidated revenues from company-operated restaurants for the four weeks and fiscal quarter ended May 17, 2010, and providing comments on cost trends for its company-operated restaurants and interest expense for the fiscal quarter ended May 17, 2010. The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Fourth Amendment to Seventh Amended and Restated Credit Agreement, dated as of May 25, 2010, by and among CKE Restaurants, Inc., BNP Paribas, a bank organized under the laws of France acting through its Chicago branch, as Administrative Agent, and the subsidiaries of CKE Restaurants, Inc.

99.1 Press release, dated May 26, 2010, issued by CKE Restaurants, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE Restaurants, Inc.

June 1, 2010	By:	/s/ Theodore Abajian

Name: Theodore Abajian
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Fourth Amendment to Seventh Amended and Restated Credit Agreement, dated as of May 25, 2010, by and among CKE Restaurants, Inc., BNP Paribas, a bank organized under the laws of France acting through its Chicago branch, as Administrative Agent, and the subsidiaries of CKE Restaurants, Inc.
99.1	Press release, dated May 26, 2010, issued by CKE Restaurants, Inc.